                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 23, 1998
                                                  ------------------------------


                             INFOSEEK CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          California                  1-11797                  77-0353450
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


1399 Moffett Park Drive, Sunnyvale, California                          94089
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(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code   (408) 543-6000
                                                --------------------------------

Same
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        (Former name or Former Address, if Changed Since Last Report.)

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ITEM 5.    OTHER EVENTS.

           On January 23, 1998, Infoseek Corporation, a California Corporation (the "Registrant"), announced its earnings and results of operations for the fourth quarter and fiscal year ended December 31, 1997. Further details regarding this announcement are contained in the Registrant's press release dated January 23, 1998, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits:

          Exhibit
          Number    Description
          -------   -----------
          99.1      Registrant's press release dated January 23, 1998.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INFOSEEK CORPORATION

Date:  January 28, 1998      By:     /s/ Leslie E. Wright
                                     ----------------------------------------
                                     Leslie E. Wright
                                     Vice President of Finance and Chief
                                      Financial Officer

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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit                                                                Numbered
Number    Description                                                      Page
------    -----------                                                      ----

99.1      Registrant's press release dated January 23, 1998.